Putnam
New York
Investment Grade
Municipal Trust

SEMIANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]

(copyright) Karsh, Ottawa




Fund highlights

* "We believe the credit situation in New York is brightening. Higher-than-expected tax revenues, largely the result of a booming year on Wall Street, and recent affirmation of New York City's investment-grade credit rating by the major rating agencies are fostering greater confidence in this municipal bond market."

                     -- Howard Manning, Manager,
                        Putnam New York Investment Grade Municipal Trust

CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

11     Portfolio holdings

13     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam New York Investment Grade Municipal Trust's fiscal year finished on a more propitious note than it began. During the six months ended October 31, 1996, your fund -- and the rest of the tax-exempt bond market -- made up ground lost to the challenges presented by the flat-tax concerns and to the worry that a still-vibrant economy would ignite the fires of inflation.

As investors gradually concluded that their fears may have been misplaced, the fixed-income market environment began to show steady improvement. Prospects for the second half of your fund's fiscal year now seem more positive. Demand for tax-exempt securities is strong, especially relative to their fairly modest supply. The economy, interest rates, and inflation remain generally favorable.

I am pleased to announce that Howard Manning has assumed management of your fund. Howard has 14 years of investment experience and has been a member of Putnam's municipal bond group since 1986. He reviews the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996


Report from the Fund Manager
Howard K. Manning

Putnam New York Investment Grade Municipal Trust continues to add to its record of performance gains despite a period of investor anxiety. For the six months ended October 31, 1996, the fund's common shares provided a total return of 4.16% at net asset value and 6.07% at market price.

Your fund achieved its primary objective of providing a high level of tax-free income. An investment taxed at the maximum 46.27% federal, state, and city rate would have to provide a current yield of 11.02% to equal the fund's 5.92% current dividend rate at net asset value on October 31, 1996.

* PROSPECT OF HIGHER INTEREST RATES UNNERVES MARKET

Fixed income markets began calendar 1996 on firm ground, but investor enthusiasm for bonds abruptly changed to apprehension as evidence of brisk economic activity late in the first quarter rekindled fears of inflation. By mid-May, bond prices had recovered somewhat as futher economic news indicated a more moderate growth pace. The rally proved short-lived, however; comments from several Federal Reserve officials hinting at the prospect of higher short-term interest rates over the next few months unnerved the market shortly after Memorial Day.

For the balance of the period, each Fed meeting was preceded by waves of speculation about the possibility of a short-term rate increase. While the Fed, to the surprise of many, held short-term interest rates steady, prices of fixed-income investments seesawed as the markets tried to anticipate the future course of rates.

* NEW YORK CREDIT ENVIRONMENT REMAINS STRESSED

Credit issues continue to be a concern at the state and local level. New York City and Albany are feeling the pinch as fewer dollars flow from Washington. With more budget tightening in the cards, state-appropriated issues and New York City government obligations may undergo further pricing pressure. With little expectation for improvement, we significantly reduced holdings in state-appropriated bonds, which are used to finance public programs, in favor of essential-service issues.

Essential-service bonds are attractive because they are self-funding, that is, user fees paid for the services become the source of the bonds' payment to investors. Since the issuers have the ability to set user fees, income from these bonds is relatively stable and carries a lower risk of default than income from other types of municipal bonds. These essential-service bonds have another important advantage: they don't rely on New York budgetary processes for their long-term survival. New York State Local Government Assistance Corp. and Port Authority of New York are examples of essential-service bonds in your fund's portfolio at the end of the period.

One positive factor in New York's credit picture has been the stellar year on Wall Street -- a period in which the U.S. stock market surged to record highs, including the milestone 6000 mark for the Dow Jones Industrial Average just prior to the close of the semiannual period. This market environment proved especially beneficial for New York City. As tax-paying investors earned more money, it boosted both city and state tax revenues. This boost, in turn, helped ease chronic budget deficit problems and improved perceptions of New York's creditworthiness. In fact, New York City was in healthier financial shape this fall than we had anticipated. All three major rating agencies have acknowledged the city's healthier prospects.

[GRAPHIC BAR CHART OMITTED: TOP INDUSTRY SECTORS*]
TOP INDUSTRY SECTORS*

Health care                        25.1%

Housing                            15.2%

Education                          15.1%

Transportation                     14.5%

Utilities                          12.0%

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.



* BOND STRUCTURE A KEY FACTOR IN PERFORMANCE

The call structure of bonds has taken on increasing importance in recent months. This is largely the result of the fact that, in 1993, the municipal bond market witnessed the largest issuance of tax-free bonds ever. With such a large portion of the municipal marketplace callable in 2003 -- just seven years away -- many investors are now selling these bonds in favor of more recent issues.

To minimize your fund's exposure to call risk and to protect the higher-coupon bonds in the portfolio, we extended call protection by swapping out of bonds approaching their call dates and purchasing bonds with a minimum of 10 years or more before their call dates. In the later months of the period, we also targeted premium bonds, which sell at prices above par value. Premium bonds are important for the level of income they provide and because they generally experience less price volatility in response to interest-rate changes than do discount bonds.

* MAXIMIZING NEAR-TERM OPPORTUNITIES

The fund maintained its high-quality focus, with nearly three quarters of its assets invested in bonds rated AAA or AA. The emphasis on essential-service bonds and a shift away from several lower-quality holdings are improving the fund's overall credit quality. During the period, we eliminated the fund's position in BB-rated bonds (3.2% of net assets at midyear). We also shifted assets from the far end of the yield curve (25- to 30-year bonds) into the 10- to 25-year sector of the curve. We began this process in anticipation of a steepening in the municipal bond yield curve. A steep yield curve reflects market expectations that rates will fall and bond prices will rise -- a scenario that, in fact, did occur in the later months of the period.

[GRAPHIC WORM CHART OMITTED: CREDIT QUALITY OVERVIEW*]

A - 9.6%
Aa - 25.8%
Aaa - 45.0%
Baa - 18.2%
VMIG1 - 1.4%

Footnote reads:
*As a percentage of market value as of 10/31/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* OUTLOOK: SIGNS OF ECONOMIC SLOWDOWN

In the months ahead, we will focus on identifying investments that should perform favorably in a stable or declining interest-rate environment. With inflation likely to remain well behaved at 3% to 3.5%, we believe the Fed is unlikely to raise interest rates any time soon. Of course, careful attention to bond structure and credit analysis will continue to form a major component of our strategy. With no real inflationary pressure on the horizon, we remain optimistic about the prospects for your fund and the municipal bond market as a whole.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                                           Lehman Bros.
                              Market        Municipal         Consumer
                        NAV   price        Bond Index        Price Index
------------------------------------------------------------------------
6 months               4.16%   6.07%          4.54%             1.28%
------------------------------------------------------------------------
1 year                 4.49    4.37           5.71              2.99
------------------------------------------------------------------------
Life (11/27/92)       27.56   16.31          30.16             11.48
Annual average         6.39    3.92           6.96              2.80
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                                            Market
                             NAV            price
------------------------------------------------------------------------
6 months                    2.43%            2.14%
------------------------------------------------------------------------
1 year                      4.69             0.64
------------------------------------------------------------------------
Life (11/27/92)            25.90            13.57
Annual average              6.18             3.37
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/96


------------------------------------------------------------------------
Distributions (number)                          6
------------------------------------------------------------------------
Income                                     $0.405
------------------------------------------------------------------------
Total                                      $0.405
------------------------------------------------------------------------
Preferred shares (200 shares)             $923.24
------------------------------------------------------------------------
Share value (common shares)         NAV               Market price
------------------------------------------------------------------------
4/30/96                           $13.54                $13.000
------------------------------------------------------------------------
10/31/96                           13.68                 13.375
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate1              5.92%                  6.06%
------------------------------------------------------------------------
Taxable equivalent2                10.55                  10.80
------------------------------------------------------------------------
Taxable equivalent3                11.02                  11.28
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2Assumes maximum combined federal and New York state tax rate of 43.90%.

3Assumes maximum combined federal, New York state, and New York City tax rate of 46.27%. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
October 31, 1996 (Unaudited)

   Key to Abbreviations

   AMBAC        --AMBAC Indemnity Corporation
   FGIC         --Financial Guaranty Insurance Company
   FHA Insd.    --Federal Housing Administration Insured
   FSA          --Financial Security Assurance
   G.O. Bonds   --General Obligation Bonds
   IFB          --Inverse Floating Rate Bonds
   VRDN         --Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (98.7%) *
PRINCIPAL AMOUNT                                                                                        RATINGS **   VALUE

New York  (86.8%)
--------------------------------------------------------------------------------------------------------------------------
         $925,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds (Eddygate Park Apts.), 9s, 6/1/06                BBB/P      964,544
        1,000,000  Metro. Trans. Auth. Svcs. Contract Fac. Rev. Bonds (Trans. Fac.), Ser. O,
                   5 3/4s, 7/1/13                                                                       Baa        995,000
        1,385,000  NY City, G.O. Bonds, Ser. A, 8s, 8/15/19                                             AAA/P    1,604,869
        2,000,000  NY City, G.O. IFB, AMBAC, 8.32s, 9/1/11                                              Aaa      2,137,500
          100,000  NY City Hlth. & Hosp. Corp. Rev. Bonds, IFB, AMBAC, 5.635s, 2/15/23                  Aaa         98,000
        1,400,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (American Airlines, Inc.),
                   8s, 7/1/20                                                                           Baa      1,496,250
        1,300,000  NY State Dorm Auth. IFB (Cornell U.), 10.898s, 7/1/30 (aquired 1/6/93 cost
                   $1,533,675) (double dagger)                                                          Aa       1,556,750
                   NY State Dorm. Auth. Rev. Bonds
        1,500,000  (City U.), Ser. C, 8 1/8s, 7/1/08                                                    Baa      1,612,500
        2,000,000  (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                                 Aa       2,210,000
        1,800,000  (State U. Edl. Fac.), Ser. A, 6 3/4s, 5/15/21                                        Aaa      2,016,000
        2,970,000  NY State Energy Research & Dev. Auth Rev. Bonds (Cons. Edison Co.), Ser. A,
                   7 1/2s, 1/1/26                                                                       A        3,203,888
        1,000,000  NY State Energy Research & Dev. Auth. Poll. Control Rev. Bonds (Niagara Mohawk
                   Pwr. Corp.), Ser. A, FGIC, 7.2s, 7/1/29                                              Aaa      1,133,750
        1,600,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds (State Wtr. Revolving Fund),
                   Ser. A, 7 1/2s, 6/15/12                                                              Aa       1,770,000
          700,000  NY State Local Govt. Assistance Corp. VRDN, Ser. B, 3.4s, 4/1/23                     VMIGI      700,000
                   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
        1,730,000  (Hosp. & Nursing Home), Ser. B, FHA, 8s, 2/15/28                                     AAA      1,864,075
        1,600,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. A, FHA, 8s, 2/15/27                         AAA/P    1,684,496
        1,310,000  (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                                     Baa      1,454,100
                   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
        1,800,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. C, 6.65s, 8/15/32                           Aa       1,883,250
        1,800,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. D, FHA, 6.6s, 2/15/31                       AAA      1,883,250
        1,800,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. C, FHA, 6 3/8s, 8/15/29                     AAA      1,863,000
        1,800,000  NY State Mtge. Agcy. Rev. Bonds (Homeownership Dev. Program), Ser. BB-2,
                   7.95s, 10/1/15                                                                       Aa       1,859,290
                   NY State Urban Dev. Corp. Rev. Bonds
        2,075,000  (Correctional Fac.), 7 1/2s, 4/1/20                                                  Aaa      2,355,125
        1,000,000  (Correctional Fac.), Ser. A, 5 1/2s, 1/1/14                                          Baa        962,500
        2,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Bristol-Meyers Squibb Co.),
                   5 3/4s, 3/1/24                                                                       Aaa      2,022,500
        1,500,000  Port Auth. NY & NJ Cons. Rev. Bonds, Ser. 93rd, 6 1/8s, 6/1/94                       AA       1,569,375
        1,400,000  Port Auth. NY & NJ Cons. Rev. IFB, 9.278s, 8/1/26 (acquired 7/19/93 cost
                   $1,687,700) (double dagger)                                                          AA       1,583,750
                                                                                                              ------------
                                                                                                                42,483,762

Puerto Rico  (11.9%)
--------------------------------------------------------------------------------------------------------------------------
        1,500,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. Y, 5 1/2s, 7/1/36               A        1,434,375
        1,500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.338s, 7/1/23                                         Aaa      1,539,375
        1,166,774  PR Hsg. Fin. Corp. Rev. Bonds (Bayamon Hsg. Dev.), FHA, 7 1/2s, 7/1/21               BBB/P    1,292,203
        1,365,000  PR Pub. Bldgs. Auth. Gtd. Ed. & Hlth. Fac. Rev. Bonds, Ser. L, 6 7/8s, 7/1/21        Aaa      1,540,744
                                                                                                              ------------
                                                                                                                 5,806,697
--------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $47,375,262) ***                                                   $ 48,290,459
--------------------------------------------------------------------------------------------------------------------------

*               Percentages indicated are based on net assets of $48,940,787.
                Net assets available to common shareholders are $38,934,650.

**              The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1996 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $47,375,562, resulting in gross unrealized appreciation and depreciation of $1,205,503 and $290,606, respectively, or net unrealized ap(de)preciation of $914,897.

(double dagger) Restricted as to public resale. The total market value of restricted securities held at October 31, 1996 was $3,140,500 or 6.4% of net assets.

                The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1996.

                The fund had the following industry group concentrations
                greater than 10% at October 31, 1996 (as a percentage of net assets):

                Health Care                  25.1%
                Housing                      15.2
                Education                    15.1
                Transportation               14.5
                Utilities                    12.0

The accompanying notes are an integral part of these financial statements.





Statement of assets and liablilities
October 31, 1996

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $47,375,262) (Note 1)              $48,290,459
---------------------------------------------------------------------------------------------------
Cash                                                                                        224,202
---------------------------------------------------------------------------------------------------
Interest receivable                                                                         810,294
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    2,489
---------------------------------------------------------------------------------------------------
Total assets                                                                             49,327,444

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       192,163
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 87,041
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,627
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      105,826
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           386,657
---------------------------------------------------------------------------------------------------
Net assets                                                                              $48,940,787

Represented by
---------------------------------------------------------------------------------------------------
Remarketed preferred shares (200 shares issued and outstanding at
$50,000 per share) (Note 4)                                                             $10,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                                39,508,828
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 35,641
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (1,518,879)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                  915,197
---------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                $48,940,787
---------------------------------------------------------------------------------------------------
Computation of net asset value:
Remarketed preferred shares                                                             $10,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                                6,137
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference           $10,006,137
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                   $38,934,650
---------------------------------------------------------------------------------------------------
Net asset value per common share ($38,934,650 divided by 2,847,092 shares)                   $13.68
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statment of operations
Six months ended October 31, 1996 (Unaudited)

Tax exempt interest income:                                            $1,555,768
---------------------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                          172,752
---------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                             21,003
---------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                           3,932
---------------------------------------------------------------------------------
Administrative services (Note 2)                                            2,429
---------------------------------------------------------------------------------
Reports to shareholders                                                    23,041
---------------------------------------------------------------------------------
Auditing                                                                   12,026
---------------------------------------------------------------------------------
Legal                                                                       4,153
---------------------------------------------------------------------------------
Postage                                                                    19,708
---------------------------------------------------------------------------------
Exchange listing fees                                                       2,000
---------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                              1,155
---------------------------------------------------------------------------------
Other                                                                       1,774
---------------------------------------------------------------------------------
Total expenses                                                            263,973
---------------------------------------------------------------------------------
Expense reduction (Note 2)                                                (37,801)
---------------------------------------------------------------------------------
Net expenses                                                              226,172
---------------------------------------------------------------------------------
Net investment income                                                   1,329,596
---------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                         (594,041)
---------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                            46,374
---------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period              913,799
---------------------------------------------------------------------------------
Net gain on investments                                                   366,132
---------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $1,695,728
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statment of changes in net assets
                                                                                        Six months ended            Year ended
                                                                                              October 31              April 30
                                                                                                    1996*                 1996
------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         $1,329,596            $2,809,568
------------------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                (547,667)             (670,420)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                       913,799               875,627
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                           1,695,728             3,014,775
------------------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from net investment income                   (184,648)             (370,010)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed preferred shares of
$6,137 and $19,521, respectively)                                                              1,511,080             2,644,765
------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from net investment income                               (1,152,962)           (2,505,203)
------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                     358,118               139,562
------------------------------------------------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           48,582,669            48,443,107
------------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $35,641 and $43,655, respectively)                                                        $48,940,787           $48,582,669
------------------------------------------------------------------------------------------------------------------------------
Number of fund shares
------------------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                                       2,847,092             2,847,092
------------------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and end of period                               200                   200
------------------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                       Six months
                                                                            ended
                                                                       October 31
                                                                      (Unaudited)                     Year ended April 30
                                                                     -------------------------------------------------------
                                                                             1996                 1996                  1995
                                                                     -------------------------------------------------------
Net asset value, beginning of period (common shares)                       $13.54               $13.50               $13.86
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .47                  .98                 1.06
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .14                  .07                 (.26)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .61                 1.05                  .80
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                  (.06)                (.13)                (.13)
---------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                     (.41)                (.88)                (.94)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments:
---------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                   --                    --                 (.01)
---------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                      --                    --                 (.08)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.47)               (1.01)               (1.16)
---------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                                --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $13.68               $13.54               $13.50
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                               $13.375              $13.000              $13.625
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(a)               6.07*                1.78                 9.09
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period  (total fund) (in thousands)                    $48,941              $48,583              $48,443
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                             .69*                1.34                 1.35
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  3.01*                6.19                 6.87
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 31.07*               84.87                 8.55
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                        For the period
                                                                                     November 27, 1992
                                                                                      (commencement of
                                                                                        operations) to
                                                                                              April 30
                                                                      --------------------------------
                                                                             1994                 1993
                                                                      --------------------------------
Net asset value, beginning of period (common shares)                       $14.57               $13.99(d)
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                        1.05                  .40(e)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.53)                 .64
------------------------------------------------------------------------------------------------------
Total from investment operations                                              .52                 1.04
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                  (.13)                (.03)(f)
------------------------------------------------------------------------------------------------------
  To common shareholders                                                     (.93)                (.31)
------------------------------------------------------------------------------------------------------
From net realized gain on investments:
------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                  (.02)                  --
------------------------------------------------------------------------------------------------------
  To common shareholders                                                     (.15)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.23)                (.34)
------------------------------------------------------------------------------------------------------
Preferred share offering costs                                                 --                 (.12)
------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $13.86               $14.57
------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                               $13.500              $15.000
------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(a)              (3.25)                2.09*
------------------------------------------------------------------------------------------------------
Net assets, end of period  (total fund) (in thousands)                    $49,480              $51,491
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                            1.23                  .35*(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  6.23                 2.60*(e)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 15.18                32.27*
------------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts. (Note 2)

(d) Represents initial net asset value of $14.10 less offering expenses of approximately $0.11.

(e) Reflects a waiver of the management fee for the period November 27, 1992 to February 19, 1993. As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share.

(f) Preferred shares were issued on February 18, 1993.




Notes to financial statements
October 31, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek as high a current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's Manager a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1996, the fund had a capital loss carryover of approximately $839,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

      Loss Carryover          Expiration
     ----------------     ------------------
         $21,000            April 30, 2003
         818,000            April 30, 2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1996 was 3.20%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $11,494. These expenses are being amortized on straight-line basis over a five-year period.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion of such average net asset value.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1996, fund expenses were reduced by $37,801 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $510 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $24,697,503 and $22,947,378, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1996, no such restrictions have been placed on the fund.



Results of October 31, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                             Common Shares            Preferred Shares
                             Votes    Votes           Votes      Votes
                              for   withheld           for     withheld

Jameson Adkins Baxter    1,493,552   16,653            90         33
Hans H. Estin            1,493,552   16,653            90         33
R.J. Jackson             1,493,552   16,653            90         33
Elizabeth T. Kennan      1,493,552   16,653            90         33
Lawrence J. Lasser       1,493,552   16,653            90         33
Donald S. Perkins        1,493,552   16,653            90         33
William F. Pounds        1,493,552   16,653            90         33
George Putnam            1,493,552   16,653            90         33
George Putnam, III       1,493,552   16,653            90         33
Eli Shapiro              1,493,552   16,653            90         33
A.J.C. Smith             1,493,552   16,653            90         33
W. Nicholas Thorndike    1,493,552   16,653            90         33




Results of October 31, 1996 shareholder meeting (continued)
(Unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                      Common Shares                       Preferred shares
---------------------------------------------------------------------------------------------------------------------
                                                                   Abstentions                            Abstentions
                                             Votes        Votes     and Broker     Votes        Votes      and Broker
                                               For      Against      Non-Votes       For      Against       Non-Votes
---------------------------------------------------------------------------------------------------------------------
A proposal to ratify the selection of
Price Waterhouse LLP as auditors for
the fund was approved as follows         1,448,103       12,175        49,927        90             18             15
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to diversification of
investments was approved as follows      1,223,218       58,612       228,375        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to investments in the
securities of a single issuer was
approved as follows                      1,200,510       70,944       238,751        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to making loans through
purchases of debt obligations,
repurchase agreements and securities
loans was approved as follows            1,169,315      112,608       228,282        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to concentration of its
assets was approved as follows           1,192,858       87,727       229,620        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to investments in
commodities or commodity contracts
was approved as follows                  1,159,147      115,870       235,188        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in
securities of issuers in which
management of the fund or Putnam
Investment Management, Inc. owns
securities was approved as follows       1,173,575      112,192       224,448        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to margin transactions
was approved as follows                  1,157,869      134,911       217,435        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to short sales was
approved as follows                      1,162,416      130,441       217,358        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
which limits the fund's ability to
pledge assets was approved as follows    1,154,617      131,144       224,454        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in  certain
oil, gas and mineral interests was
approved as follows                      1,185,619      108,967       215,629        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to invest to gain control
of a company's management was
approved as follows                      1,177,943      109,555       222,717        89             19             15
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in other
investment companies was approved
as follows                               1,189,392      107,126       213,687        89             19             15
---------------------------------------------------------------------------------------------------------------------

All tabulations are rounded to nearest whole number.




Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's net asset value.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29209-185                                12/96